                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                       AMENDMENT NO. 2 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  February 11, 1998


                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)


              TEXAS                             1-9016                       75-6335572
 (State or Other Jurisdiction of       (Commission File Number)            (I.R.S. Employer
  Incorporation or Organization)                                         Identification Number)

       6210 NORTH BELTLINE ROAD, SUITE 170, IRVING, TEXAS           75063
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


      Registrant's telephone number, including area code: (972) 756-6000

         The undersigned Registrant hereby amends its Current Report on Form 8-K dated February 11, 1998, which was filed with the Securities and Exchange Commission on February 25, 1998, to include the financial statements required by Item 7 (a) and the pro forma financial information required by Item 7 (b).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

         (b) Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN INDUSTRIAL PROPERTIES REIT


                                         By:  /s/ CHARLES W. WOLCOTT
                                            ------------------------------
                                                  Charles W. Wolcott
                                            President and Chief Executive
                                                       Officer
March 23, 1998

      INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION


FINANCIAL STATEMENTS
     SPRING VALLEY #6 INDUSTRIAL PROPERTY
         Report of Independent Auditors................................... F-2
         Historical Summary of Gross Income and Direct
           Operating Expenses............................................. F-3
         Notes to Historical Summary of Gross Income and
           Direct Operating Expenses...................................... F-4

PRO FORMA FINANCIAL INFORMATION........................................... F-6
         Pro forma condensed consolidated balance sheet as of
           December 31, 1997.............................................. F-8
         Pro forma condensed consolidated statement of operations
           for the year ended December 31, 1997........................... F-10

                         Report of Independent Auditors



Board of Trust Managers
American Industrial Properties REIT

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") of the Spring Valley #6 Industrial Property (the "Property"), as described in Note 1 for the years ended December 31, 1997 and 1996. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on this Historical Summary based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audits provide a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of Spring Valley #6 Industrial Property, as described in Note 1, for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.


                                              /s/ Ernst & Young LLP

                                              Ernst & Young LLP
Dallas, Texas
February 13, 1998

                      Spring Valley #6 Industrial Property

                              Historical Summary of
                   Gross Income and Direct Operating Expenses



                                                              YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,
                                                                 1996              1997
                                                             -----------       ------------
GROSS INCOME
Rental                                                       $  707,280        $  707,280
Reimbursements                                                  246,486           295,160
Other                                                             3,414             4,991
                                                             ----------        ----------
   Total gross income                                           957,180         1,007,431

DIRECT OPERATING EXPENSES
Repairs and maintenance                                          61,624           131,837
Utilities and other property operating                           50,717            53,756
Real estate taxes                                               100,954           133,680
Management fees                                                  38,418            37,496
                                                             ----------        ----------
   Total direct operating expenses                              251,713           356,769
                                                             ----------        ----------

Excess of gross income over direct operating expenses        $  705,467        $  650,662
                                                             ==========        ==========


See accompanying notes.

                      Spring Valley #6 Industrial Property

                   Notes to Historical Summary of Gross Income
                          and Direct Operating Expenses

                     Years Ended December 31, 1997 and 1996


1. ORGANIZATION AND BASIS OF PRESENTATION

The Spring Valley #6 Industrial Property (the "Property") is a commercial office building containing approximately 94,300 square feet located in Richardson, Texas. As of December 31, 1997 the property was 100% leased to one tenant, Northern Telecommunications, NORTEL.

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT. The Historical Summary is not intended to be a complete presentation of income and expenses of the Property for the years ended December 31, 1997 and 1996, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

REVENUE RECOGNITION

Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are earned.

                      Spring Valley #6 Industrial Property

                  Notes to Historical Summary of Gross Income
                   and Direct Operating Expenses (continued)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CAPITALIZATION POLICY

Ordinary repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.

3. MANAGEMENT FEES

The Property is managed by a third party. The management fee is 4.0% of cash receipts per year.

4. OPERATING LEASES

The Property's operating lease with NORTEL expires on January 31, 2001. The minimum future rentals under the operating lease as of December 31, 1997 are as follows:

                          1998        $  707,280
                          1999           707,280
                          2000           707,280
                          2001            58,940
                                      ----------
                                      $2,180,780
                                      ==========


5. TRANSACTIONS WITH RELATED PARTIES

Insurance coverage is provided by the owner of the Property. Amounts incurred for insurance for the years ended December 31, 1997 and 1996 were $11,778 and $11,434, respectively.

6. SUBSEQUENT EVENT

On January 12, 1998, the Property was sold for a purchase price of $7.2 million to American Industrial Properties REIT.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                         PRO FORMA FINANCIAL INFORMATION
                       (IN THOUSANDS, EXCEPT SHARE DATA)


     The following Pro Forma Condensed Consolidated Balance Sheet of the Trust as of December 31, 1997 has been prepared as if each of the following transactions had occurred as of December 31, 1997: (i) the acquisition, through AIP Operating, L.P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6 on February 11, 1998 (the "1998 Acquisition"); (ii) the private placements with three investors of 1,376,245 shares of Common Shares of Beneficial Interest of the Trust (the "Common Shares") with net proceeds of $18,750 in February 1998 (the "1998 Private Placements"); and (iii) the Trust's repurchase of 6,700 Common Shares, for an aggregate cost of $89 (the "Common Share Repurchase").

     The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the year ended December 31, 1997 has been prepared as if each of the following transactions had occurred as of January 1, 1997: (i) the acquisition of 15 industrial real estate properties (the "1997 Acquisitions");
(ii) the sale of 2 industrial real estate properties (the "1997 Dispositions");
(iii) the merger (the "Merger") with four publicly traded real estate limited partnerships (the "RELPs"); and (iv) the 1998 Acquisition.

     The Pro Forma Financial Information of the Trust has been prepared using the purchase method of accounting for the Merger, whereby the assets and liabilities of the RELPs were adjusted to estimated fair market value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair market value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

     Such Pro Forma Financial Information is based in part upon (i) the Consolidated Financial Statements of the Trust for the year ended December 31, 1997, incorporated by reference herein; (ii) the Financial Statements of USAA Real Estate Income Investments I Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein; (iii) the Financial Statements of USAA Real Estate Income Investments II Limited Partnership for the year ended June 30, 1997 and the six months ended December 31, 1997 (unaudited) filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein; (iv) the Financial Statements of USAA Income Properties III Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein; (v) the Financial Statements of USAA Income Properties IV Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein;
(vi) the unaudited Combined Historical

Summary of Merit Texas Properties Portfolio for the nine months ended September 30, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated October 17, 1997, incorporated by reference herein; (vii) the unaudited Historical Summary of Commerce Center for the year ended May 31, 1997 and the three months ended August 31, 1997 filed with Amendment No. 2 to the Trust's Current Report on Form 8-K, dated November 25, 1997, incorporated by reference herein; (viii) the Historical Summary of Spring Valley #6 Industrial Property for the year ended December 31, 1997 filed with Amendment No. 2 to the Trust's Current Report on Form 8-K, dated February 11, 1998, incorporated by reference herein; (ix) the unaudited Combined Historical Summary of Skyway and Central Park Industrial Properties for the six months ended June 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998 incorporated by reference herein; (x) the unaudited Historical Summary of Inverness Industrial Property for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998 incorporated by reference herein; (xi) the unaudited Combined Statement of Revenues and Certain Expenses of Corporex Plaza I and Presidents' Plaza Business Center for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998, incorporated by reference herein; and (xii) the unaudited Historical Summary of Avion Industrial Property for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998, incorporated by reference herein.

         The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust's management, all material adjustments necessary to reflect the effect of these transactions have been made.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                      Trust             Recent                Pro
                                                   Historical (A)    Transactions (B)        Forma
                                                  ------------      --------------         ---------

                                                       ASSETS

Real estate, net                                    $ 239,791         $   9,259   (C)      $ 249,050
Cash - unrestricted                                    11,683            (1,974)  (C)
                                                                         18,002   (D)
                                                                            (89)  (E)         27,622
Cash - restricted                                       2,121                 0                2,121
Other assets, net                                       4,800                65   (C)          4,865
                                                    ---------         ---------            ---------

                                                    $ 258,395         $  25,263            $ 283,658
                                                    =========         =========            =========


                                        LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                              $ 114,226         $   6,475   (C)      $ 120,701
Notes payable to affiliates                             7,200                 0                7,200
Accrued interest payable                                  269                 0                  269
Accounts payable, accrued
   expenses and other                                   7,231                 0                7,231
Tenant security deposits                                1,254                 0                1,254
                                                    ---------         ---------            ---------
                                                      130,180             6,475              136,655

Minority interests                                      6,444               875   (C)          7,319

Shareholders' equity:
   Common Shares of beneficial interest
      ($0.10 par value)                                   982               138   (D)          1,120
   Additional paid-in capital                         224,989            17,864   (D)        242,853
   Less Common Shares in treasury, at cost               (626)              (89)  (E)           (715)
   Accumulated distributions                          (58,456)                0              (58,456)
   Accumulated loss from operations
      and extraordinary gains (losses)                (48,429)                0              (48,429)
   Accumulated net realized gain
      on sales of real estate                           3,311                 0                3,311
                                                    ---------         ---------            ---------

                                                      121,771            17,913              139,684
                                                    ---------         ---------            ---------
                                                    $ 258,395         $  25,263            $ 283,658
                                                    =========         =========            =========

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)

(A) Represents the historical financial position of the Trust as of December 31, 1997.

(B) Represents adjustments for the 1998 Acquisition, the 1998 Private Placements and the Common Share Repurchase.

(C) Represents adjustments for the 1998 Acquisition, including closing and transaction costs, of $9,259, comprised of cash of $1,974, borrowings on the Trust's acquisition line of credit (the "Credit Facility") of $6,475, deferred loan costs of $65, and the issuance of 58 limited partnership units in AIP Operating, L.P. with a value of $875. The Credit Facility bears interest at the 30-day LIBOR rate plus 2%, with a maturity of one year.

(D)  Represents adjustments for the 1998 Private Placements.

(E)  Represents adjustments for the Common Share Repurchase.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                        Trust                       Recent                      RELPS
                                                      Historical       (A)       Transactions      (B)        Historical       (C)
                                                 --------------------        --------------------        --------------------

INCOME
Rents and tenant reimbursements                  $             12,201        $              8,574 (D)    $             11,888
                                                                                             (730)(E)
Equity in earnings of joint venture                              -                           -                           (108)

Interest and other income                                         546                          25 (D)                     527
                                                                                             (164)(E)
                                                 --------------------        --------------------        --------------------

                                                               12,747                       7,705                      12,307
                                                 --------------------        --------------------        --------------------

EXPENSES
Property operating expenses                                     4,315                       2,649 (D)                   5,560
                                                                                             (201)(E)
Depreciation and amortization                                   3,157                       1,370 (D)                   4,003
                                                                                              (87)(E)
Interest expense                                                5,778                       3,713 (D)                   3,089
                                                                                             (256)(E)
General and administrative                                      2,504                        -                          1,518
                                                ---------------------        --------------------        --------------------

Total expenses                                                 15,754                       7,188                      14,170

Income (loss) before
  minority interest                                            (3,007)                        517                      (1,863)

Minority interest                                                -                           -                           -
                                                 --------------------        --------------------        --------------------

Income (loss) from operations                    $             (3,007)      $                 517        $             (1,863)
                                                 ====================        ====================        ====================


Income (loss) from operations
   per share:
       Basic and diluted                         $              (0.91)
                                                 ====================

Weighted average number of
  Common Shares outstanding                                     3,317
                                                 ====================

                                                          RELPS                                                 Pro Forma
                                                       Adjustments                 Adjustments                    Total
                                                  ---------------------        --------------------        -------------------

INCOME
Rents and tenant reimbursements                   $               2,036  (F)    $              -
                                                                 (1,894) (G)                               $             32,075
Equity in earnings of joint venture                                 264  (F)                   -
                                                                   (156) (H)                                                -
Interest and other income                                          (527) (I)                   -
                                                                                                                            407
                                                  ---------------------        --------------------        --------------------

                                                                   (277)                       -                         32,482
                                                  ---------------------        --------------------        --------------------

EXPENSES
Property operating expenses                                          43  (F)                   -
                                                                   (391) (G)                                             11,975
Depreciation and amortization                                     1,014  (F)                 (2,790) (J)
                                                                   (309) (G)                                              6,358
Interest expense                                                  1,388  (F)                 (1,022) (K)
                                                                   (907) (G)                                             11,783
General and administrative                                           63  (F)                    335  (L)
                                                                   (121) (G)                                              4,299
                                                  ---------------------        --------------------        --------------------
Total expenses                                                      780                      (3,477)                     34,415

Income (loss) before
  minority interest                                              (1,057)                      3,477                      (1,933)
Minority interest                                                   208  (F)                   -                            208
                                                  ---------------------        --------------------        --------------------

Income (loss) from operations                     $                (849)       $              3,477        $             (1,725)
                                                  =====================        ====================        ====================


Income (loss) from operations
   per share:
       Basic and diluted                                                                                   $              (0.15)
                                                                                                           ====================

Weighted average number of
  Common Shares outstanding                                                                                              11,193 (M)
                                                                                                           ====================

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



(A) Represents the historical results of operations of the Trust for the year ended December 31, 1997. Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation. In addition, excludes gain on sale of real estate of $2,163 and extraordinary gain on extinguishment of debt of $2,643.

(B) Represents adjustments for the 1997 Acquisitions, the 1997 Dispositions, the Merger, and the 1998 Acquisition.

(C) Represents the combined historical results of operations of the RELPs acquired in connection with the Merger.

(D) Represents adjustments for the 1997 Acquisitions and the 1998 Acquisition, based on historical operating results. Depreciation is based on the preliminary allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period. Interest expense is based on the borrowings incurred at the related interest rates, which range from 7.25% (fixed rate under a mortgage note payable) to 7.70% (the average 30-day LIBOR rate plus 2% during the year ended December 31, 1997).

(E) Represents adjustments to remove the historical results of operations of the 1997 Dispositions.

(F) Represents adjustments, based on historical operating results, for the investment in USAA Chelmsford Associates Joint Venture (the "Joint Venture"), accounted by the RELP on the equity method, which is consolidated by the Trust due to an amendment to the joint venture agreement subsequent to the Merger providing the Trust with control over the major decisions of the Joint Venture.

(G) Represents adjustments to eliminate the historical results of operations of a real estate property which, in conjunction with the Merger, was sold by the RELP to an affiliate.

(H) Represents adjustment to eliminate the equity in earnings of a joint venture. In connection with the Merger, the interest in the joint venture was sold by the RELP to an affiliate.

(I) Represents adjustments to eliminate interest income as a result of cash distributions to the RELP limited partners prior to the Merger.

(J) Represents adjustment to reduce the depreciation of real estate. This adjustment represents increased depreciation resulting from the allocation of purchase price, reduced by the use of a 40 year period by the Trust, rather than a 30 year period, as had been the practice by the RELPs.

(K) Represents adjustment to eliminate interest expense accrued by the Trust related to the notes payable convertible into Common Shares. The amount of non-recurring interest expense represents the difference between the market trading price of $11.88 per Common Share on February 26, 1997, the date of issuance of the modified notes, which contained the convertibility option, and the $10.00 conversion price.

(L) Represents adjustments for incremental general and administrative costs estimated to be incurred by the Trust as a result of the recent growth, including personnel costs.

(M) The pro forma weighted average shares outstanding includes 9,817 Common Shares outstanding at December 31, 1997 and 1,376 Common Shares issued in the 1998 Private Placements. Diluted earnings per share are the same as basic earnings per share as the Trust has a loss from operations.